7/27/2015 RPM INTERNATIONAL INC. 1 7/27/2015 RPM INTERNATIONAL INC. 1 “Accelerating Growth Investments” NYSE Analysts Luncheon Frank C. Sullivan, Chairman & CEO July 27, 2015 Exhibit 99.2

7/27/2015
RPM INTERNATIONAL INC.

Forward-Looking Statements & Regulation G
This presentation contains “Forward-Looking Statements” as defined in the Private Securities
Litigation Reform Act of 1995. Actual results may differ materially from expectations and are subject to certain risks and uncertainties such as those described in RPM’s periodic reports and statements filed with the Securities and Exchange Commission and available through the
company’s website, www.rpminc.com.   The company does not intend to update any forward-
looking statements made in this presentation.
This presentation includes certain company data that do not directly conform to generally accepted accounting principles, or GAAP, and certain company data that has been restated for improved clarity, understanding and comparability, or pro forma.  All non-GAAP data in this presentation are indicated by footnote.  Tables reconciling such data with GAAP measures are available through our website, www.rpminc.com under Investor Information/Presentations.

7/27/2015
RPM INTERNATIONAL INC.

Industrial Segment
(2/3)
Consumer Segment
(1/3)
SALES:
$4.6 billion
Entrepreneurial Operating Philosophy
Competitive Advantage of Leading Brands
Balance Between Consumer and Industrial Businesses
Growth Strategy Balanced Between Internal Investment and Acquisitions

7/27/2015
RPM INTERNATIONAL INC.

At Operating
Companies
Among
Operating
Companies
At
Corporate
Customer-Centric/
Market-Focused
Connections
Creating Value
Centralized
Sales
Distribution
Treasury
Marketing
Manufacturing
Capital Allocation
Product
Development
Technology
Global Sourcing
Customer
Service
Product Development
Insurance & Benefits
Technical Support
Geographic
Expansion
M&A
Budgeting
& Planning
Entrepreneurial Operating Philosophy

7/27/2015
RPM INTERNATIONAL INC.

Unique Competitive Advantage
Industrial
Industrial
Paint
& Coatings
Paint
& Coatings
Construction
Chemicals
Construction
Chemicals
Consumer
Consumer
$170
billion global
market

Deliberate Strategic Balance
Consumer
Industrial
Residential
Construction
15%
Residential
Repair &
Maintenance
85%
Commercial
& Industrial
Repair &
Maintenance
60%
Commercial
Construction
40%
Repair & Maintenance
70%
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RPM INTERNATIONAL INC.

Market-Leading Consumer Brands
•
Value-added partner
•
Innovative new products
•
Category management
•
Higher price points and margins for retailers
•
Immediate full-chain distribution
•
80% U.S. vs. 20% ROW
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RPM INTERNATIONAL INC.

Diverse Industrial Global Brands • Fragmented global markets • Less cyclical repair & maintenance • Low customer concentration • 50% U.S. vs. 50% ROW 7/27/2015 RPM INTERNATIONAL INC. 8

Growth Strategy Acquisitions • International Expansion • Product Innovation 7/27/2015 RPM INTERNATIONAL INC. 9

Acquisition Strategy
“The Best Home for
Entrepreneurial Companies”
Key requirements:
Acquisition Focus:
Key Takeaways:
•
Niche market leaders
•
Strong GP margins
•
Retain entrepreneurial
management team
•
Geographic expansion
•
New markets
•
New products
•
150+ acquisitions
•
Few divestitures
•
Less than 1% impairment
charge in history of RPM
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RPM INTERNATIONAL INC.

7/27/2015
RPM INTERNATIONAL INC.

International Expansion: 2005 vs. 2015
North America
2005
2015
$2,202
$3,195
86%
70%
Asia/Pacific
2005
2015
$27
$121
1.0%
2.6%
Europe
2005
2015
$251
$942
10%
20%
South/Latin America
2005
2015
$42
$251
1.7%
5.5%
TOTAL
2005
2015
$2,556 mm
$4,595
Africa/Middle East
2005
2015
$34
$86
1.3%
1.9%
Dollars in millions

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RPM INTERNATIONAL INC.

Connections Creating Value:
Model for Success in Developing World
•
Acquire platform company
•
Great management team
•
Market leader
•
Potential for rapid expansion
•
Established base
of shared:
Manufacturing
Distribution
Technology
FY 15
FY 16
More to
Come
FY 13
FY 15
FY 14
FY 15

7/27/2015 RPM INTERNATIONAL INC. 13 Connections Creating Value: Leveraging Shared Technologies

7/27/2015 RPM INTERNATIONAL INC. 14 New Product Innovations AlphaGuard RoofTec

7/27/2015 RPM INTERNATIONAL INC. 15 Steve Knoop Chief Executive Officer Specialty Products Holding Corp.

7/27/2015 RPM INTERNATIONAL INC. 16 SPHC • +$400 million in sales • 5 Platforms • 10 Businesses • 1 Theme: Specialty Products

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RPM INTERNATIONAL INC.

SPHC Growth Strategy
•
Organic Growth
–
Product innovation and technology
investments pay dividends
–
Attacking market niches in traditional
product areas
•
Acquisition Growth
–
Chapter 11 process provides pent up
demand for high quality acquisition
opportunities
–
Always seeking new platform
businesses to join the confederation of
specialty products companies

7/27/2015 RPM INTERNATIONAL INC. 18 Consistent Financial Performance

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RPM INTERNATIONAL INC.

Balanced Business = Steady Growth
Consolidated
2011
2012
2013
2014
2015
Sales
+8.5%
+11.7%
+8.0%
+7.2%
+5.0%
Net
Income
+16.1%
+14.2%
+14.5%
+20.9%
+10.7%
Note: Specialty Products Holding Corp. (SPHC) was deconsolidated on May 31, 2010 and reconsolidated on Jan. 1, 2015.
Net income and EBIT excludes one-time adjustments taken in FY2015 and FY2013.
Consumer
2011
2012
2013
2014
2015
Sales
+3.4%
+10.7%
+16.1%
+11.4%
(0.2)%
EBIT
(0.9%)
+9.7%
+31.2%
+19.5%
+9.1%
Industrial
2011
2012
2013
2014
2015
Sales
+11.3%
+12.2%
+4.0%
+5.0%
+8.0%
EBIT
+15.4%
+19.8%
(0.7%)
+11.1%
+5.6%

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RPM INTERNATIONAL INC.

Consistent Financial Performance:
30-Year Growth Profile
10.6%
30-yr.
CAGR
11.9%
30-yr.
CAGR
Note: Specialty Products Holding Corp. (SPHC) was deconsolidated on May 31, 2010 and reconsolidated on Jan. 1, 2015
Note: Net income excludes one-time adjustments taken in FY2013 and 2015, and asbestos charges taken from FY2003-FY2008
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
06
07
08
09
10
11
12
13
14
15
Sales
$0
$50
$100
$150
$200
$250
$300
$350
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
06
07
08
09
10
11
12
13
14
15
Net Income

41 Consecutive Years of Dividend Increases
+ 8.3%
10/9/14
•
Only 45
of all 19,000 U.S. publicly traded companies have an equal or better record
•
The compounding benefit of reinvesting a growing cash dividend first envisioned by a
$25 mm company in 1973 continues today in a $4.6 bb company paying out
+$135 mm per year
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90
$1.00
$1.10
'73
'75
'77
'79
'81
'83
'85
'87
'89
'91
'93
'95
'97
'99
'01
'03
'05
'07
'09
'11
'13
$1.8 billion
Paid
Acquired
Yield
on
Original
Investment
Today
2.2%
10
yrs.
5.8%
25 yrs.
13.6%
Dividend per share
7/27/2015
RPM INTERNATIONAL INC.

Consistent Financial Performance:
Superior Shareholder Return
Outperform:
S&P 500
by 86%
Peers
by 17%
Comparison of
Cumulative Total Return
Among RPM International Inc.,
the S&P 500 Index and a Peer Group
5/05
5/06
5/07
5/08
5/09
5/10
5/11
5/12
5/13
5/14
5/15
RPM International, Inc.
100.00
109.55
138.24
154.37
101.69
137.38
169.51
197.28
255.99
341.02
405.16
S&P 500
100.00
108.64
133.40
124.47
83.93
101.54
127.90
127.37
162.11
195.25
218.31
Peer Group
100.00
113.38
145.66
130.48
88.57
118.63
156.37
162.32
243.22
288.93
346.07
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RPM INTERNATIONAL INC.
22
Ten-year comparison based on $100 invested on
5/31/05 in stock or index — including reinvestment
of dividends. Fiscal year ending May 31.
(Peer Group includes Akzo Nobel N.V., Ferro
Corporation, H.B. Fuller Company, Masco
Corporation, PPG Industries, Inc., The Sherwin-
Williams Company and The Valspar Corporation.)

Fiscal 2015 Fourth-Quarter Results
($ in millions, except per share amounts)
Three Months
Ended May 31,
Consolidated
2015
2014
%
Sales
$1,373
$1,277
+7.5%
EBIT
$204
$172
+18.7%
Net
Income
$128
$109
+17.7%
EPS
$0.94
$0.80
+17.5%
Three Months
Ended May 31,
Consumer
2015
2014
%
Sales
$495
$508
(2.6)%
EBIT
$101
$86
+17.1%
Three Months
Ended May 31,
Industrial
2015
2014
%
Sales
$878
$769
+14.2%
EBIT
$121
$99
+21.6%
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RPM INTERNATIONAL INC.

Fiscal 2016 Outlook 7/27/2015 RPM INTERNATIONAL INC. 24

Capital Allocation: Fiscal 2006-2015
Dividends
Capex
Asbestos
Acquisitions
TOTAL
$1,054,367
$673,215
$575,096
$1,226,622
$3,529,300
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RPM INTERNATIONAL INC.
25
Dividends
Capex
19%
Asbestos
16%
Acquisitions
35%
30%

7/27/2015
RPM INTERNATIONAL INC.

Fiscal 2016 Outlook
“Accelerating Growth Investments”
•
CapEx
increase from $85 million to $120 million;
large investments in:
–
Tremco
Roofing:  AlphaGuard
–
Kirker
U.S. bottling and UK expansion
–
Euclid Chemical:  Tuf-Strand Macro Fibers
–
Euclid Chemical Latin America:  construction chemicals
–
Viapol
Brazilian platform for Euclid, Flowcrete, Tremco
and Carboline
•
Replicate successful Brazilian strategy in Malaysia
•
Increase consumer advertising to expand market share

7/27/2015
RPM INTERNATIONAL INC.

Fiscal 2016 Outlook
SPHC
Core RPM
Total
FY2015 ADJUSTED EPS*
$0.05
$2.33
$2.38
*Fiscal 2015 U.S. GAAP diluted EPS of $1.78, adjusted for ASC 740 potential repatriation of foreign earnings of $0.60 per share.

7/27/2015
RPM INTERNATIONAL INC.

Fiscal 2016 Outlook
SPHC
Core RPM
Total
FY2015 ADJUSTED EPS*
$0.05
$2.33
$2.38
Adjustments
to
FY15
EPS:
Earnout
reversals
($0.15)
($0.15)
SPHC/SEC legal & Q4 restructuring
$0.07
$0.07
FY2015 Adjusted EPS Base
$0.05
$2.25
$2.30
*Fiscal 2015 U.S. GAAP diluted EPS of $1.78, adjusted for ASC 740 potential repatriation of foreign earnings of $0.60 per share.

7/27/2015
RPM INTERNATIONAL INC.

Fiscal 2016 Outlook
SPHC
Core RPM
Total
FY2015 ADJUSTED EPS*
$0.05
$2.33
$2.38
Adjustments
to
FY15
EPS:
Earnout
reversals
($0.15)
($0.15)
SPHC/SEC legal & Q4 restructuring
$0.07
$0.07
FY2015 Adjusted EPS Base
$0.05
$2.25
$2.30
SPHC incremental contribution
$0.15
$0.15
RPM core growth (12%)
$0.27
$0.27
FY2016 "Apples-to-Apples" compare to FY2015
$0.20
$2.52
$2.72
*Fiscal 2015 U.S. GAAP diluted EPS of $1.78, adjusted for ASC 740 potential repatriation of foreign earnings of $0.60 per share.

7/27/2015
RPM INTERNATIONAL INC.

Fiscal 2016 Outlook
SPHC
Core RPM
Total
FY2015 ADJUSTED
EPS*
$0.05
$2.33
$2.38
Adjustments
to
FY15
EPS:
Earnout
reversals
($0.15)
($0.15)
SPHC/SEC legal & Q4 restructuring
$0.07
$0.07
FY2015 Adjusted EPS Base
$0.05
$2.25
$2.30
SPHC incremental contribution
$0.15
$0.15
RPM core growth (12%)
$0.27
$0.27
FY2016 "Apples-to-Apples" compare to FY2015
$0.20
$2.52
$2.72
Net impact attributable to translational
FX
($0.07)
($0.07)
Net impact of higher effective tax rate
($0.10)
($0.10)
FY2016 ESTIMATED EPS
$0.20
$2.35
$2.55
*Fiscal 2015 U.S. GAAP diluted EPS of $1.78, adjusted for ASC 740 potential repatriation of foreign earnings of $0.60 per share.

Good Value in a Great Company “Hire the best people you can find. Create an atmosphere that will keep them. Then let them do their jobs.” Frank C. Sullivan, 1947 7/27/2015 RPM INTERNATIONAL INC. 31